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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: MARCH 20, 2002
                       (DATE OF EARLIEST EVENT REPORTED)

                       REMINGTON OIL AND GAS CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                   1-11516
                  333-57456                                      75-2369148
            (Commission File No.)                   (IRS Employer Identification Number)
       8201 PRESTON ROAD -- SUITE 600
                Dallas, Texas                                    75225-6211
  (Address of principal executive offices)                       (Zip Code)

                                 (214) 210-2650
               Registrant's Telephone Number Including Area Code

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ITEM 5. OTHER EVENTS

On March 20, 2002, Remington Oil and Gas Corporation issued the Press Release appended to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)    Exhibits

               Exhibit
                 No.            Description
               -------          -----------
                99.1            -- Press Release of Remington Oil and Gas
                                   Corporation dated March 20, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Remington Oil and Gas Corporation

                                        By: /s/ JAMES A. WATT
                                           ------------------------------------
                                           James A. Watt
                                           President and Chief Executive Officer

Date: March 21, 2002

                               INDEX TO EXHIBITS

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
        99.1             -- Press Release of Remington Oil and Gas Corporation dated
                            March 20, 2002.